Financial Instruments And Concentration Of Credit Risks	12 Months Ended
Dec. 31, 2012
Financial Instruments And Concentration Of Credit Risks

12. Financial instruments and concentration of credit risks

Due to its foreign operations, the company is exposed to the effects of foreign currency exchange rate fluctuations on the U.S. dollar, principally related to intercompany account balances. The company uses derivative financial instruments to reduce its exposure to market risks from changes in foreign currency exchange rates on such balances. The company enters into foreign exchange forward contracts, generally having maturities of one month, which have not been designated as hedging instruments. At December 31, 2012 and 2011, the notional amount of these contracts was $434.1 million and $130.9 million, respectively and the fair value of such contracts was a net loss of $.9 million and a net gain of $.8 million, respectively, of which a gain of $1.1 million and $.9 million, respectively, has been recognized in “Prepaid expenses and other current assets” and a loss of $2.0 million and $.1 million, respectively, has been recognized in “Other accrued liabilities.” Changes in the fair value of these instruments was a loss of $.4 million, a gain of $3.3 million and a gain of $.6 million, respectively, for years ended December 31, 2012, 2011 and 2010, which has been recognized in earnings in “Other income (expense), net” in the company’s consolidated statement of income. The fair value of these forward contracts is based on quoted prices for similar but not identical financial instruments; as such, the inputs are considered Level 2 inputs.

Financial instruments also include temporary cash investments and customer accounts receivable. Temporary investments are placed with creditworthy financial institutions, primarily in money market funds, time deposits and certificate of deposits which may be withdrawn at any time at the discretion of the company without penalty. At December 31, 2012 and 2011, the company’s cash equivalents principally have maturities of less than one month or can be withdrawn at any time at the discretion of the company without penalty. Due to the short maturities of these instruments, they are carried on the consolidated balance sheets at cost plus accrued interest, which approximates market value. Realized gains or losses during 2012, 2011 and 2010, as well as unrealized gains or losses at December 31, 2012 and 2011, were immaterial. Receivables are due from a large number of customers that are dispersed worldwide across many industries. At December 31, 2012 and 2011, the company had no significant concentrations of credit risk with any one customer. At December 31, 2012 and 2011, the company had approximately $110 million and $140 million, respectively, of receivables due from various U.S. federal governmental agencies. At December 31, 2012 and 2011, the carrying amount of cash and cash equivalents approximated fair value; and the carrying amount of long-term debt was less than the fair value, which is based on market prices (Level 2 inputs), of such debt by approximately $15 million and $37 million, respectively.